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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      April 1, 2008
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                             Dresser-Rand Group Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its Charter)


           Delaware                       001-32586            20-1780492
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 (State or other jurisdiction of        (Commission File      (IRS Employer
         Incorporation)                     Number)          Identification No.)


1200 W. Sam Houston Parkway N., Houston, Texas                       77043
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:               (713) 467-2221


                                 Not Applicable
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           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

ITEM 7.01      REGULATION FD DISCLOSURE                                        3

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS                               3

SIGNATURES                                                                     4

EXHIBIT INDEX                                                                  5


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Item 7.01   Regulation FD Disclosure

            In a news release issued on April 1, 2008, Dresser-Rand Group Inc. (NYSE: DRC) confirmed that the members of USWA local 4601 representing approximately 500 workers at its Olean, New York facility have ratified a new contract.

Item 9.01   Financial Statements and Exhibits
            (d) Exhibits
                99.1   Dresser-Rand Group Inc. Press Release dated April 1, 2008


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 DRESSER-RAND GROUP INC
                                                      (Registrant)


Date:  April 1, 2008                        By: /s/ Mark F. Mai
                                                --------------------------------
                                                 Mark F. Mai
                                                 Vice President, General Counsel
                                                 and Secretary

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                             DRESSER-RAND GROUP INC.

                                  EXHIBIT INDEX


Exhibit No.   Subject Matter
99.1          Dresser-Rand Group Inc.  Press Release dated April 1, 2008


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